Prospectus and Statement of Additional Information (SAI) Supplement — February 25, 2013 to the Prospectus and SAI, as supplemented, of the following fund:

Fund	Prospectus and SAI dated
Variable Portfolio-Partners Small Cap Growth Fund	May 1, 2012

Effective February 19, 2013, Thomas E. Megson no longer serves as Portfolio Manager for the portion of the Fund managed by The London Company (TLC). Stephen M. Goddard, Jonathan T. Moody, J. Brian Campbell and Mark E. DeVaul, who currently serve as Portfolio Managers for the portion of the Fund managed by TLC, will continue to serve as the Fund’s Portfolio Managers.

Effective February 25, 2013, all references to Thomas E. Megson as Portfolio Manager of the Fund are deleted.

S-6546-29 A (2/13)